UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2011

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

 On June 13, 2011, J. C. Penney Company, Inc. (the “Company”) entered into a warrant purchase agreement (the “Purchase Agreement”) with Ronald B. Johnson (the “Purchaser”), pursuant to which the Purchaser purchased a warrant (the “Warrant”) to acquire 7,256,894 shares (the “Warrant Shares”) of Company common stock of 50¢ par value (the “Common Stock”) for a purchase price of $49,999,999.66.   The Warrant has an exercise price of $29.92 per share, subject to customary adjustments resulting from a stock split, reverse stock split, or other extraordinary distribution with respect to the Common Stock.   In connection with the purchase of the Warrant, the Purchaser paid an irrevocable deposit of $1,000,000 with the balance of the purchase price to be paid to the Company no later than June 27, 2011.  Upon payment in full of the purchase price, the Warrant will be fully vested.  If the full purchase price of the Warrant (less the deposit) is not received by the Company in accordance with the terms of the Purchase Agreement, the Purchaser will forfeit his deposit and the Warrant will automatically terminate.  The Warrant has a term of seven and one-half years and is exercisable after its sixth anniversary, or June 13, 2017, provided that the Warrant is immediately exercisable upon a Change in Control (as defined in the Warrant) of the Company or, if applicable, upon the termination of the Purchaser’s employment with the Company.  The Warrant is also subject to transfer restrictions.

The offering and sale of the Warrant were made in reliance upon the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Warrant has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.  Pursuant to the Purchase Agreement, the Company has agreed to use its reasonable best efforts to maintain a registration statement under the Securities Act with respect to the Warrant Shares and to list the Warrant Shares on the New York Stock Exchange or other primary stock exchange upon which the Common Stock is then traded.

Copies of the Purchase Agreement and the Warrant are filed herewith as Exhibits 4.1 and 4.2, respectively.  The foregoing descriptions of the Purchase Agreement and the Warrant do not purport to be complete and are qualified in their entirety by reference to the full texts of the Purchase Agreement and the Warrant, respectively, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference as if fully set forth herein.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibit 4.1	Warrant Purchase Agreement dated as of June 13, 2011 between the Company and the Purchaser

Exhibit 4.2	Warrant dated as of June 13, 2011 between the Company and the Purchaser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Janet Dhillon
      Janet Dhillon
Executive Vice President,
General Counsel and Secretary

Date:  June 14, 2011

EXHIBIT INDEX

Exhibit Number                     Description

4.1	Warrant Purchase Agreement dated as of June 13, 2011 between the Company and the Purchaser

4.2	Warrant dated as June 13, 2011 between the Company and the Purchaser